EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accounts, we hereby consent to the incorporation of our report included in this Form 10-K, into Davel Communications, Inc.'s previously filed Registration Statement File No. 333-52616.



Tampa, Florida
March 30, 2001